UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2006

IMPCO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15143	91-1039211
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California	92704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 656-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report contains 6 pages

The Exhibit Index is located on page 6.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2006, the stockholders of IMPCO Technologies, Inc. (“IMPCO”) adopted the Agreement and Plan of Reorganization, dated June 27, 2006, by and among IMPCO, Fuel Systems Solutions, Inc. (“Fuel Systems”) and IMPCO Merger Sub, Inc. (the “Agreement”). The reorganization contemplated by the Agreement was consummated on August 23, 2006. In accordance with the Agreement, as described in previous reports, IMPCO became a wholly-owned subsidiary of Fuel Systems and (i) every two shares of common stock of IMPCO were exchanged for one whole share of common stock of Fuel Systems, (ii) in lieu of issuing any fractional shares of Fuel Systems’ common stock to which any stockholder might otherwise be entitled, such stockholder was granted the right to receive cash (without interest), (iii) all outstanding warrants to purchase IMPCO common stock became warrants to purchase one whole share of Fuel Systems’ common stock for every two shares of IMPCO common stock subject to such warrant, with any fractional shares resulting therefrom adjusted pursuant to the terms of the applicable warrant, at an exercise price equal to two times the exercise price of such warrant immediately prior to the reorganization and (iv) all outstanding options to purchase IMPCO common stock became options to purchase one whole share of Fuel Systems’ common stock for every two shares of IMPCO common stock subject to such option, with any fractional shares resulting therefrom rounded-up to the nearest whole number, at an exercise price equal to two times the exercise price of such option immediately prior to the reorganization.

The common stock of Fuel Systems will begin trading on the Nasdaq Global Market under the symbol “FSYS” on August 25, 2006. As a result of the reorganization, the common stock of IMPCO, which was previously listed under the symbol “IMCO,” will cease to trade on the Nasdaq Global Market.

Item 3.03	Material Modifications to Rights of Security Holders.

Upon the adoption of the Agreement by IMPCO’s stockholders and consummation of the reorganization on August 23, 2006, the shares of common stock, warrants and options of IMPCO were converted into the right to relieve shares of common stock, warrants and options of the Fuel Systems as described above, each of which has the rights described in IMPCO’s previous reports and the Registrant’s Registration Statement on Form S-4 filed on June 27, 2006 and amended and declared effective on July 7, 2006. Such Form S-4 is incorporated herein by reference.

IMPCO’s stockholder protection rights agreement terminated in accordance with its terms as a result of the reorganization. Fuel Systems’ Board of Directors has adopted a stockholder protection rights agreement with substantially the same terms and conditions as the IMPCO stockholder protection rights agreement except that, for purposes of the definition of “Acquiring Person,” any and all common stock of Fuel Systems acquired directly from Fuel Systems, any wholly-owned subsidiary of Fuel Systems, any Fuel Systems employee stock ownership plan and/or other Fuel Systems employee benefit plan (either through an issuance of new shares by Fuel Systems or otherwise) by Mariano Costamagna and/or his affiliates will not be included in the beneficial ownership percentage calculation in the definition of “Acquiring

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Person.” Therefore, the acquisition of any additional shares of the Fuel Systems’ common stock by Mariano Costamagna and/or his affiliates directly from Fuel Systems, any wholly-owned subsidiary of Fuel Systems, any Fuel Systems employee stock ownership and/or other Fuel Systems employee benefit plan will not trigger the issuance of rights under the stockholder protection rights agreement; however, any acquisition of the Fuel Systems’ common stock by Mariano Costamagna and/or his affiliates from any other person or entity will trigger the issuance of the rights. The exercise price of each right ($100, subject to adjustment) under the Fuel Systems’ stockholder protection rights agreement remains the same as the exercise price under the IMPCO stockholder protection rights agreement and has not been further adjusted as a result of the reorganization.

Although the certificate of incorporation and bylaws of Fuel Systems are substantially similar to the certificate of incorporation and bylaws of IMPCO, respectively, as in effect immediately prior to the reorganization, material provisions have been added to the Fuel Systems’ certificate of incorporation and bylaws, respectively, including the following material additions: (i) the number of authorized shares of common stock that can be issued will be increased from 100,000,000 to 200,000,000; (ii) the number of authorized shares of preferred stock that can be issued will be increased from 500,000 to 1,000,000; (iii) any stockholder action taken by written consent, unanimous or otherwise, in lieu of a stockholder meeting will be prohibited; (iv) any change in the ability of stockholders to act by written consent without the approval of the holders of at least 80 percent of the common stock entitled to vote will be prohibited; (v) the board of directors will be allowed to distribute the remaining net assets of the company to common stock holders in the event of a liquidation event, subject to any preference rights of the preferred stock holders and prior payment of the company’s debts; and (vi) the adverse effect of any amendment or repeal to the provision limiting directors’ liability will be limited by providing that such amendment or repeal will not adversely affect any existing right or protection of a director under Delaware law or have any effect on any prior act or omission of a director.

Item 8.01	Other Events.

A copy of the press release announcing completion of the reorganization is furnished as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Reorganization, dated as of June 27, 2006, by and among IMPCO Technologies, Inc., Fuel Systems Solutions, Inc. and IMPCO Merger Sub, Inc. (Incorporated by reference to Appendix A to the Prospectus contained in the Schedule 14A Information File No. 001-15143 filed on July 12, 2006).

3.1	Amended and Restated Certificate of Incorporation of Fuel Systems Solutions, Inc. (Incorporated by reference to Appendix B to the Prospectus contained in the Schedule 14A Information File No. 001-15143 filed on July 12, 2006).

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3.2	By-laws of Fuel Systems Solutions, Inc. (Incorporated by reference to Appendix C to the Prospectus contained in the Schedule 14A Information File No. 001-15143 filed on July 12, 2006).

3.3	Specimen of common stock certificate of Fuel Systems Solutions, Inc.

4.1	Stockholder Protection Rights Agreement, dated as of June 27, 2006, by and between Fuel Systems Solutions, Inc. and Chase Mellon Stockholder Services, L.L.C., as Rights Agent.

5.1	Opinion of Kirkland & Ellis LLP.

99.1	Press Release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPCO TECHNOLOGIES, INC.

Dated: August 25, 2006	By: /s/ Thomas M. Costales
Thomas M. Costales Chief Financial Officer Secretary and Treasurer

S-1

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of June 27, 2006, by and among IMPCO Technologies, Inc., Fuel Systems Solutions, Inc. and IMPCO Merger Sub, Inc. (Incorporated by reference to Appendix A to the Prospectus contained in the Schedule 14A Information File No. 001-15143 filed on July 12, 2006).

3.1	Amended & Restated Certificate of Incorporation of Fuel Systems Solutions, Inc. (Incorporated by reference to Appendix B to the Prospectus contained in the Schedule 14A Information File No. 001-15143 filed on July 12, 2006).

3.2	By-laws of Fuel Systems Solutions, Inc. (Incorporated by reference to Appendix C to the Prospectus contained in the Schedule 14A Information File No. 001-15143 filed on July 12, 2006).

3.3	Specimen of common stock certificate of Fuel Systems Solutions, Inc.

4.1	Stockholder Protection Rights Agreement, dated as of June 27, 2006, by and between Fuel Systems Solutions, Inc. and Chase Mellon Stockholder Services, L.L.C., as Rights Agent.

5.1	Opinion of Kirkland & Ellis LLP.

99.1	Press Release.

Exhibit Index